EXHIBIT 10.1

THE SECURITIES TO WHICH THIS PRIVATE PLACEMENT SUBSCRIPTION AGREEMENT RELATES HAVE NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED, OR ANY U.S. STATE SECURITIES LAWS, AND, UNLESS SO REGISTERED, SUCH SECURITIES MAY NOT BE OFFERED OR SOLD IN THE UNITED STATES OR TO U.S. PERSONS EXCEPT PURSUANT TO AN EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE 1933 ACT.

PRIVATE PLACEMENT SUBSCRIPTION AGREEMENT

CardioGenics Holdings Inc.
OTCBB: CGNH

{Accredited Investors Only}

INSTRUCTIONS TO SUBSCRIBER

1.This subscription agreement is for use by Accredited Investors only.

2.Complete the information regarding the number of shares being purchased and the aggregate purchase price required in § 1.1 below.

3.Insert the applicable information required on page 7 and sign the Subscription Agreement where indicated on page 7.

4.Complete and sign the Accredited Investor Questionnaire contained in Annex 1 to this Subscription Agreement in accordance with its instructions.

5.Return the fully completed and executed originals of this Subscription Agreement and the Accredited Investor Questionnaire to:

CardioGenics Holdings Inc.
6295 Northam Drive, Unit 8
Mississauga, Ontario L4V 1W8
Canada
Attention: Yahia Gawad, Chief Executive Officer
_______________________
Tel: 1.905.673.8501
Fax: 1.905.673.9865
E-Mail: ygawad@cardiogenics.com

6. Upon your receipt of the fully executed counterpart of this Subscription Agreement from the Company, please wire transfer the required Purchase Price to CardioGenics, in accordance with the wire instructions contained in Annex 2 to this Agreement.

PRIVATE PLACEMENT SUBSCRIPTION AGREEMENT (the “Agreement”) by and between CARDIOGENICS HOLDINGS INC., a corporation duly organized and validly existing under the laws of the State of Nevada (the “Company”) and the undersigned party (the “Subscriber”).

INTRODUCTORY STATEMENT

The Company desires to make available for purchase up to 4,000,000 shares of the Company’s common stock, at a price of US$0.50 per share (the “Shares”), which Shares may be purchased by Subscribers in minimum blocks of 50,000 Shares (US$25,000). The Company, without notice to any existing subscribers, may from time-to-time, on a case-by-case basis (and in its sole discretion), waive the foregoing minimum subscription requirements and any other requirement of this Agreement. If accepted by the Company, each subscription shall fund and close as the Company receives the funds for such subscription, whether or not all 4,000,000 Shares are subscribed. The solicitation of this Agreement and, if accepted by the Company, the offer, sale and issuance of the Shares are being made in reliance upon the provisions of Regulation D (“Regulation D”) promulgated under the United States Securities Act of 1933, as amended (the “Act”).

NOW, THEREFORE, for and in consideration of the mutual promises, representations, warranties and conditions set forth herein, the parties hereto hereby agree as follows:

SUBSCRIPTION; CLOSING; CLOSING DELIVERIES & CONDITIONS; AND CLOSING ESCROW

1.1           Subscription.  Subject to the terms and conditions hereinafter set forth, the Subscriber hereby subscribes for and agrees to purchase from the Company, the number of Shares indicated below for the aggregate purchase price indicated below (the “Purchase Price”), and upon execution by the Company, the Company agrees to sell to Subscriber the Shares in consideration for the Purchase Price.

NUMBER OF SHARES TO BE PURCHASED: __________________________	PURCHASE PRICE: US $_______________________

1.2           Closing.  The closing of the transactions contemplated herein (the “Closing”) shall occur at such time and place agreed upon by the parties, but in no event later than five (5) Business Days following the execution of this Agreement by the Subscriber and acceptance of this Agreement by the Company.

1.3           Pre-Closing & Closing Deliveries. The following items shall be delivered by the parties at the Closing, or at such other times as may be specified:

(A)           Upon execution of this Agreement, Subscriber shall deliver a properly completed and executed counterpart of this Agreement to the Company at the address specified in the instructions on page 1, along with a properly completed and executed Accredited Investor Questionnaire in the form contained in Annex 1.

(B)           If the subscription is accepted by the Company, the Company shall deliver promptly to Subscriber a fully executed counterpart of this Agreement.

(C)           Promptly after receipt of the fully executed counterpart of this Agreement, Subscriber shall wire transfer to the Company the Purchase Price in accordance with the wire instructions contained in Annex 2.

REPRESENTATIONS AND WARRANTIES BY SUBSCRIBER

2.1           Subscriber hereby represents and warrants to the Company the following:

(A)           Subscriber recognizes that the purchase of the Shares subscribed to herein involves a high degree of risk.

(B)           An investment in the Company is highly speculative and only investors who can afford the loss of their entire investment should consider investing in the Company and the Shares.

(C)           Subscriber is purchasing the Shares for its own account for investment and not with a view towards distribution.  Subscriber acknowledges that it must bear the economic risk of its investment indefinitely unless the Shares are resold in compliance with Regulation D, are registered pursuant to the Act, or an exemption from such registration is available.

(D)           Subscriber is a sophisticated investor (as defined in Rule 506(b)(2)(ii) of Regulation D and has such knowledge and experience in finance, securities, investments, and other business matters so as to be able to evaluate the merits and risks of an investment in the Shares;

(E)           Subscriber is an accredited investor (as defined in Rule 501 of Regulation D) and has delivered to the Company, along with this Agreement, a properly completed and executed Accredited Investor Questionnaire in the form attached as Annex 1 to this Agreement.

(F)           Subscriber hereby acknowledges that (i) this offering of the Shares has not been reviewed by the United States Securities and Exchange Commission; (ii) the Shares are being issued by the Company pursuant to an exemption from registration provided by Section 4(2) of the Act; and (iii) the stock certificate evidencing the Shares will contain a restrictive legend substantially in the following form:

THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), OR STATE SECURITIES LAWS, AND NO TRANSFER OF THESE SECURITIES MAY BE MADE EXCEPT (A) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE ACT OR (B) PURSUANT TO AN EXEMPTION THEREFROM WITH RESPECT TO WHICH THE COMPANY MAY REQUIRE AN OPINION OF COUNSEL FOR THE HOLDER THAT SUCH TRANSFER IS EXEMPT FROM THE REQUIREMENTS OF THE ACT.

(G)           Subscriber is not an officer, director or “affiliate” (as that term is defined in Rule 405 of the Act) of the Company.

(H)           Subscriber knows of no public solicitation or advertisement of an offer in connection with the proposed issuance and sale of the Shares.

(I)           Subscriber acknowledges that it has had the opportunity to review this Agreement and the Company’s public filings on EDGAR with his or its own legal counsel and investment and tax advisors.  The Subscriber is relying solely on such counsel and advisors and not on any statements or representations of the Company or any of its representatives or agents for legal, tax or investment advice with respect to this investment, the transactions contemplated by this Agreement or the securities laws of any jurisdiction.

(J)           Subscriber has been given the opportunity to ask questions of, and receive answers from, the Company concerning the investment and to obtain any additional information that Subscriber deemed necessary.

(K)           Subscriber understands that the Shares are being offered and sold to it in reliance on specific provisions of United States federal and state securities laws and that the Company is relying upon the truth and accuracy of the representations, warranties, agreements, acknowledgments and understandings of the Subscriber set forth in this Agreement in order to determine the applicability of such provisions.

(L)           Subscriber has been advised that (i) there are substantial limitations on Subscriber’s ability to sell or transfer the Shares, and (ii) it may not be possible to readily liquidate Subscriber’s investment in the Shares.

(M)           Subscriber, if a corporation, limited liability company, partnership, trust or other form of business entity, is authorized and otherwise duly qualified to purchase and hold Shares and such entity has not been formed for the specific purpose of acquiring Shares in this Offering.  If Subscriber is one of the aforementioned entities, it hereby agrees that upon request of the Company it will supply the Company with any additional written documentation as the Company may deem necessary or desirable in order to evidence the above-referenced authorization or qualifications of such entity.

REPRESENTATIONS BY THE COMPANY

3.1           The Company represents and warrants to the Subscriber that:

(A)           The Company is a corporation duly organized, existing and in good standing under the laws of the State of Nevada and has the corporate power to conduct the business which it conducts and proposes to conduct.

(B)           Upon issuance, the Shares purchased hereunder by Subscriber will be duly and validly issued, fully paid and non-assessable common shares of the Company.

ADDITIONAL TERMS OF SUBSCRIPTION

4.1           Governing Law.  This Agreement shall be governed by and construed in accordance with the laws of the State of New York except for matters arising under the Act or the United States Securities Exchange Act of 1934, as amended, which matters shall be construed and interpreted in accordance with such laws.

4.2           Entire Agreement; Amendment.   This Agreement and the other documents delivered pursuant hereto constitute the full and entire understanding and agreement between the parties with regard to the subjects hereof and thereof, and no party shall be liable or bound to any other party in any manner by any warranties, representations or covenants except as specifically set forth in this Agreement or therein.  Except as expressly provided in this Agreement, neither this Agreement nor any term hereof may be amended, waived, discharged or terminated other than by a written instrument signed by the party against whom enforcement of any such amendment, waiver, discharge or termination is sought.

4.3           Notices.   Any notice, demand or request required or permitted to be given by either the Company or Subscriber pursuant to the terms of this Agreement shall be in writing and shall be deemed given when delivered personally, by commercial courier or by facsimile (with a hard copy to follow by two-day courier addressed to the parties at the addresses of the parties set forth at the end of this Agreement or such other address as a party may request by notifying the other in writing).

4.4           Counterparts.   This Agreement may be executed in any number of counterparts, each of which shall be enforceable against the parties actually executing such counterparts, and all of which together shall constitute one instrument.

4.5           Severability.   In the event that any provision of this Agreement becomes or is declared by a court of competent jurisdiction to be illegal, unenforceable or void, this Agreement shall continue in full force and effect without said provision; provided that no such severability shall be effective if it materially changes the economic benefit of this Agreement to any party.

4.6           Titles and Subtitles.   The titles and subtitles used in this Agreement are used for convenience only and are not to be considered in construing or interpreting this Agreement.

4.7           Compliance with Securities Laws.   Nothing in this Agreement shall affect in any way the Subscriber’s obligations and agreement to comply with all applicable securities laws upon resale of the Shares.

4.8           Further Assurances.   The parties agree to execute and deliver all such further documents, agreements and instruments and take such other and further action as may be necessary or appropriate to carry out the purposes and intent of this Agreement.

The undersigned acknowledges that this subscription shall not be effective unless accepted by the Company as indicated below.

[SIGNATURES APPEAR ON NEXT PAGE]

If Subscriber is a corporation, limited liability company, partnership or other entity:

(Print or Type Name of Entity)

X
(Signature of Authorized Signatory)

(Print Name of Authorized Signatory)

(Title of Authorized Signatory)

(Type of Entity)

If Subscriber is an Individual: X (Signature) (Print or Type Name)

THIS SUBSCRIPTION IS ACCEPTED BY THE COMPANY ON THE __________DAY OF NOVEMBER, 2010.

CARDIOGENICS HOLDINGS INC.

By:___________________________________
      Name: Yahia Gawad
      Title: Chief Executive Officer

Principal Place of Business:
6295 Northam Drive, Unit 8
Mississauga, Ontario L4V 1W8
Canada

ANNEX 1

ACCREDITED INVESTOR QUESTIONNAIRE

Accredited Investor Questionnaire
CardioGenics Holdings Inc. (“CardioGenics”)

The purpose of this Questionnaire is to determine whether you meet the standards for participation in a non-public offering under Section 4(2) of the Securities Act of 1933, as amended ("Act"), and under the laws of the various States.

We do not use your confidential information for any purpose other than determining that you meet the definition of Accredited Investor as required by State and Federal law; however, each individual or entity that completes and submits this Questionnaire thereby agrees that CardioGenics may present such responses to this Questionnaire to such parties as CardioGenics deems appropriate for verification in order to assure itself and future issuers that the subsequent offer and sale of securities will not result in a violation of the provisions of State or Federal securities laws.

Please complete this form as thoroughly as possible and submit it. If the answer to any question is "None" or "Not Applicable", please so state. Do not leave blanks.

Part I

If Investor is an individual, please complete the following information:
Name:
Date of Birth:
Social Security #:
Residential Address:
City: State: Zip:
Tel #: Fax #: E-Mail:
âPlease indicate the state in which you are registered to vote:
âPlease indicate the state in which you hold a valid driver’s license:
âPlease indicate your state of residence as indicated on your last personal income tax return:

If Investor is an entity, please complete the following information:
Name of Entity:
EIN:
Address of Entity:
City: State: Zip:
Tel #: Fax #: E-Mail:
Type of Entity: o Corporation o Limited Liability Company o Partnership o Trust o Estate

Part II
FOR INDIVIDUALS:

Are you:

(i)	a natural person whose individual net worth, or joint net worth with that person's spouse, at the time of his purchase exceeds $1,000,000?

Yes:_____ No:_____

(ii)
a natural person who had an individual income in excess of $200,000 in each of the two most recent years or joint income with that person's spouse in excess of $300,000 in each of those years and has a reasonable expectation of reaching the same income level in the current year?

Yes:_____ No:_____

(iii)	a director, executive officer, or general partner of the issuer of the securities being offered or sold, or a director, executive officer, or general partner of a general partner of that issuer?

Yes:_____ No:_____

FOR ENTITIES:

Are you:

(iv)
a bank as defined in section 3(a)(2) of the Act, or a savings and loan association or other institution as defined in section 3(a)(5)(A) of the Act whether acting in its individual or fiduciary capacity?

Yes:_____ No:_____

(v)	a broker or dealer registered pursuant to section 15 of the Securities Exchange Act of 1934?

Yes:_____ No:_____

(vi)	an insurance company as defined in section 2(13) of the Act?

Yes:_____ No:_____

(vii)	an investment company registered under the Investment Company Act of 1940 or a business development company as defined in section 2(a)(48) of that Act?

Yes:_____ No:_____

(viii)	a Small Business Investment Company licensed by the U.S. Small Business Administration under section 301(c) or (d) of the Small Business Investment Act of 1958?

Yes:_____ No:_____

(ix)
a plan established and maintained by a state, its political subdivisions, or any agency or instrumentality of a state or its political subdivisions, for the benefit of its employees, if such plan has total assets in excess of $5,000,000?

Yes:_____ No:_____

(x)
an employee benefit plan within the meaning of the Employee Retirement Income Security Act of 1974 if the investment decision is made by a plan fiduciary, as defined in section 3(21) of such act, which is either a bank, savings and loan association, insurance company, or registered adviser, or if the employee benefit plan has total assets in excess of $5,000,000 or, if a self-directed plan, with investment decisions made solely by persons that are accredited investors?

Yes:_____ No:_____

(xi)	a private business development company as defined in section 202(a)(22) of the Investment Advisors Act of 1940?

Yes:_____ No:_____

(xii)
an organization described in section 501(c)(3) of the Internal Revenue Code, corporation, Massachusetts or similar business trust, or partnership, not formed for the specific purpose of acquiring the securities offered, with total assets in excess of $5,000,000?

Yes:_____ No:_____

[INTENTIONALLY LEFT BLANK]

PART III

The undersigned Investor hereby certifies that the information contained in this Questionnaire is complete and accurate and the undersigned Investor will notify CardioGenics promptly of any change in any such information.

If this Questionnaire is being completed on behalf of a corporation, limited liability company, partnership, trust or estate, the person executing on behalf of the undersigned Investor represents that it has the authority to execute and deliver this Questionnaire on behalf of such entity.

Dated: ________________, 2010

If a corporation, limited liability company, partnership or other entity:

(Print or Type Name of Entity)

X
(Signature of Authorized Signatory)

(Print Name of Authorized Signatory)

(Title of Authorized Signatory)

(Type of Entity)

If an Individual: X (Signature) (Print or Type Name)

ANNEX 2

WIRE INSTRUCTIONS

Wire Instructions

Wire transfer to the Company by Subscriber:

Bank:
ABA #:
Account Name:
BRANCH:
Account #:

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